Exhibit 10.23
First Amendment
to
Amended And Restated Credit Agreement
Among
Linn Energy, LLC
as Borrower,
BNP Paribas,
as Administrative Agent,
and
The Lenders Signatory Hereto
Effective as of May 5, 2006

First Amendment to Amended and Restated Credit Agreement
     This First Amendment to Amended and Restated Credit Agreement (this “First Amendment”) executed effective as of the 5th of May, 2005 (the “First Amendment Effective Date”) is among Linn Energy, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).
Recitals
     A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 7, 2006 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
     B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Definitions. Section 1.02 is hereby amended by amending and restated the definition of “Agreement” as follows:
     “ ‘Agreement’ means this Amended and Restated Credit Agreement, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 5, 2006, and as the same may from time to time be further amended, modified, supplemented or restated.”
     2.2 Swap Agreements. Section 9.18 is hereby amended and restated in its entirety as follows:
“Section 9.18 Swap Agreements. Neither the Borrower nor any of its Subsidiaries will enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an Approved Counterparty, (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, 85% of the reasonably anticipated projected production from Proved Properties for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for the remainder of the calendar year plus the next two full calendar years succeeding the execution of such Swap Agreement and 70% of the reasonably anticipated projected production from Proved Properties for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for each month thereafter, and (iii) the notional volumes for which do not exceed the current net monthly production (regardless of projected production levels) at the time such Swap Agreement is executed, calculated separately for each of crude oil and natural gas, and (b) Swap Agreements in respect of interest rates with an Approved Counterparty, which effectively convert interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate. In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any of its Subsidiaries to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures.
     Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
     3.1 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.
     3.2 First Amendment. The Administrative Agent shall have received multiple counterparts as requested of the this First Amendment from each Lender.
     3.3 No Default. No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.
     Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

     Section 5. Miscellaneous.
     5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.
     5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.
     5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     5.4 No Oral Agreement. This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
     5.5 Governing Law. This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov

Kolja Rockov, Executive Vice President and Chief Financial Officer
First Amendment
Signature Page - 1

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

	By:	/s/ Kolja Rockov

Kolja Rockov, Executive Vice President and Chief Financial Officer

LINN OPERATING, INC.

	By:	/s/ Kolja Rockov

Kolja Rockov, Executive Vice President and Chief Financial Officer

MID ATLANTIC WELL SERVICE, INC.

	By:	/s/ Roland P. Keddie

Roland P. Keddie
Vice President
First Amendment
Signature Page - 2

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and Lender

	By:	/s/ Betsy Jocher

	Name:	Betsy Jocher
	Title:	Director

	By:	/s/ Gabe Ellisor

	Name:	Gabe Ellisor
	Title:	Vice President
First Amendment
Signature Page - 3

LENDERS:	ROYAL BANK OF CANADA, as a Syndication
Agent and a Lender

	By:	/s/ Don J. McKinnerney

	Name:	Don J. McKinnerney
	Title:	Authorized Signatory
First Amendment
Signature Page - 4

SOCIETE GENERALE, as a Syndication Agent
and a Lender

By:	/s/ Graeme R. Bullen

Name:	Graeme R. Bullen
Title:	Director
First Amendment
Signature Page - 5

COMERICA BANK, as a Documentation Agent
and a Lender

By:	/s/ Huma Vadgama

Name:	Huma Vadgama
Title:	Vice President
First Amendment
Signature Page - 6

BANK OF AMERICA, N.A., as a Documentation
Agent and a Lender

By:	/s/ Charles W. Patterson

Name:	Charles W. Patterson
Title:	Managing Director
First Amendment
Signature Page - 7

BANK OF SCOTLAND, as a Lender

By:	/s/ Karen Weich

Name:	Karen Weich
Title:	Assistant Vice President
First Amendment
Signature Page - 8

FORTIS CAPITAL CORP., as a Lender

By:	/s/ David Montgomery

Name:	David Montgomery
Title:	Senior Vice President

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director
First Amendment
Signature Page - 9

LEHMAN COMMERICAL PAPER INC. and
its affiliates, as a Lender

By:	/s/ Maria Maslennikova Lund

Name:	Maria Maslennikova Lund
Title:	Vice President
First Amendment
Signature Page - 10